                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549
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                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): February 13, 2002 (February 12, 2002)
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                                                          TRIDEX CORPORATION
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                                        (Exact name of registrant as specified in its charter)

                                                              Connecticut

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                                            (State or other jurisdiction of incorporation)

                          1-5513                                                                06-0682273
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                                     (Commission File Number) (IRS Employer Identification Number)

                                          6836 Morrison Blvd., Suite 400 Charlotte, NC 28211
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                                               (Address of principal executive offices)

                                                            (704) 295-7000
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                                         (Registrant's telephone number, including area code)

                                                                  N/A
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                                     (Former name or former address, if changed since last report)

Item 3.  Bankruptcy or Receivership.

          Tridex  Corporation (the  "Company")and  its wholly owned  subsidiary,
     Progressive  Software,   Inc.,  filed  voluntary  petitions  of  bankruptcy
     pursuant to Chapter 11 of the United States  Bankruptcy  Code in the United
     States Bankruptcy Court,  District of Connecticut,  Bridgeport  Division on
     February 12, 2002.

          The Company  believes that it has exhausted all possible  alternatives to accomplish a successful  restructuring without resorting to a bankruptcy
     proceeding.   Management   believes  that  the  Company's   only  remaining
     alternative was to seek the protection of the Bankruptcy Court in an effort to address the interests of all of its various constituencies.  The Company is  confident  that it can  quickly  effect a  restructuring  which will be acceptable  to all involved  without  disruption of service to its existing and  prospective  customers.The  Company does not  anticipate  any material changes to its operations during the pendency of the proceedings.

          Statements in this press  release  concerning  the Company's  business
     outlook  or  future  economic  performances,   anticipated   profitability,
     revenues,  expenses or other financial  items,  and product or service line growth,  together with other  statements that are not historical  facts are
     "forward-looking  statements"  as that term is  defined  under the  Federal
     Securities Laws. Any forward-looking  statements are estimates,  reflecting the best judgment of the party making such statements  based upon currently available  information  and  involve a number of risks,  uncertainties  and other factors which could cause actual  results to differ  materially  from those stated in such  statements.  Risks,  uncertainties  and factors which could affect the accuracy of such forward-looking statements are identified in the public  filings made by the Company with the Securities and Exchange
     Commission,  and forward-looking statements contained in this press release or in other public  statements of the Company should be considered in light
     of  those  factors.Such  factors  may  include,  without  limitation,   the
     availability  of terms of  capital  in light of  recent  losses,  cash flow shortfalls and the Company's Chapter 11 bankruptcy filing;  adverse actions which may be taken by  creditors  and the  outcome  of  various  bankruptcy proceedings;  and the  Company's  ability to attract and retain  customers, suppliers and employees given its current financial position.  There can be no assurance  that these and other  factors will not affect the accuracy of such forward- looking  statements.  The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance.  The  Company  disclaims  any  obligation  to update  any such factors or to announce  publicly the results of any revisions to any of the forward-looking  statements  included  herein to reflect  future  events or developments.

                                            SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, as amended,  the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRIDEX CORPORATION

                                            By:      /s/ William A. Beebe
                                                     --------------------
                                                         William A. Beebe
                                                         Chief Financial Officer

Date:  February 13, 2002

April 20, 2001

Mr. J. Timothy Reilly
PricewaterhouseCoopers LLP
Certified Public Accountants
100 Pearl Street
Hartford, CT 06103

Dear Mr. Reilly:

     This letter is to serve as notice to PricewaterhouseCoopers LLP that Tridex
     Corporation and its Subsidiaries  (collectively  the "Company") have chosen to dismiss your Firm as  principal  accountants  for our  Company.  We have enclosed a copy of Form 8-K that we expect to file with the  Securities and
     Exchange  Commission  (the  "SEC") by April 25,  2001 with  respect  to the
     Company's  decision.  Please  review this Form 8-K and provide us a copy of your response letter required to be filed with the Form 8-K.

     We have retained the firm of Cherry, Bekaert & Holland, L.L.P. to serve as the  company's  principal  accountants.  Raymond R. Quintin of this firm will be contacting you regarding  certain  matters of due diligence that he must  perform in  evaluating  our Company for  acceptance  by his firm.  We hereby authorize you to fully disclose information requested by Mr. Quintin in this regard to Cherry,  Bekaert &  Holland,  L.L.P.  In that regard, please also accept this letter as our  authorization  to provide  access to your working papers regarding your audit of the Company's December 31, 2000 financial statements.

     We appreciate your past service to the Company and thank you in advance for your assistance in this transition.

     Should you have any questions or comments, please call me.

     Sincerely,

     Tridex Corporation

By:  /s/ William A. Beebe
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         William A. Beebe

Its: Chief Financial Officer
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